Exhibit 31.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 302 OF

THE SARBANES-OXLEY ACT OF 2002

I, Jeremy Frommer, certify that:

1.	I have reviewed this Form 10-Q/A of Jerrick Media Holdings, Inc.;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: September 2, 2016	By:	/s/ Jeremy Frommer
Jeremy Frommer
Principal Executive Officer
Jerrick Media Holdings, Inc.